As filed with the Securities and Exchange Commission on September 6, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21764

WINTERGREEN FUND, INC.

(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Richard J. Berthy, Principal Executive Officer

Trudance L.C. Bakke, Principal Financial Officer

Three Canal Plaza

Suite 100

Portland, ME 04101

207-553-7110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 888-468-6473

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – June 30, 2011

Item 1. Reports to Stockholders.

Semi-Annual Report

Wintergreen Fund, Inc.

(WGRNX)

June 30, 2011

(Unaudited)

www.wintergreenfund.com

1-888-468-6473

Wintergreen Fund, Inc. is an open-end diversified

management investment company that seeks

capital appreciation.

To receive investor materials electronically — see inside cover

Electronic Delivery

Wintergreen Fund, Inc., encourages shareholders to sign up for electronic delivery of investor materials. By doing so, you will receive information faster, help us reduce cost, and help us reduce the impact on the environment of producing the materials. To enroll in electronic delivery:

1.	Go to www.wintergreenfund.com

2.	Login to your account

3.	Select E-Delivery Consent from the available drop-down options, and

4.	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel the electronic delivery at any time and revert to physical delivery of your materials. Just go to www.wintergreenfund.com, perform the first three steps above, and follow the instructions for canceling electronic delivery. If you have any questions, please contact us at (888) GOTOGREEN (888-468-6473).

For the latest Wintergreen Fund, Inc. news and performance, scan the image on the cover with a “QR Reader” on your smartphone to visit www.wintergreenfund.com

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS (Unaudited)

JUNE 30, 2011

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Shares redeemed within 60 days of purchase are subject to a 2.00% redemption fee. As stated in the current prospectus, the Wintergreen Fund, Inc. (the “Fund”) total annual operating expense ratio is 1.89%. During the period, some of the Fund’s fees were voluntarily waived or expenses reimbursed; otherwise the Fund’s performance shown would have been lower.

Performance to 6/30/2011	One Year	Five Year	Since Inception 10/17/2005
Cumulative:
Wintergreen Fund, Inc.	28.73%	44.40%	54.54%
S&P 500 Index	30.69%	15.61%	25.07%
Annualized:
Wintergreen Fund, Inc.	28.73%	7.62%	7.93%
S&P 500 Index	30.69%	2.94%	4.00%

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future.

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS (Unaudited)

JUNE 30, 2011

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Wintergreen Fund, Inc., compared with a broad-based securities market index. The S&P 500 Index (the “Index”) is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index. The total return of the Fund includes operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for direct investment. Since inception, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance or for any other questions about the Fund, please call (888) GOTOGREEN (888-468-6473).

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

JUNE 30, 2011

Dear Fellow Wintergreen Fund Shareholder,

Since its inception on October 17, 2005, Wintergreen Fund (the “Fund”) has a cumulative return of 54.54% (not annualized) which compares very favorably to the Standard & Poor’s 500 Composite Index’s (“S&P 500”) cumulative return of 25.07% (not annualized). A hypothetical investment of $10,000 in the Fund on October 17, 2005 through June 30, 2011 would be worth $15,454 compared to a value of $12,507 for a similar investment in the S&P 500. The Fund’s performance for the first six months of 2011 was 5.85%, very slightly underperforming the S&P 500 which returned 6.02%. We remain pleased with the Fund’s performance during these uncertain times and continue to work hard for our investors.

As you review the Fund’s holdings, it may strike you as an eclectic mix of businesses. With positions in industries ranging from oil to railroads to watches, spanning geographies from Canada to Hong Kong to Switzerland, the unifying factor among the Fund’s holdings is neither their industry nor location. The portfolio is intended to be characterized by high quality in the underlying business, strength of management, and a difference between the price of the shares in the public market and what we believe the company’s intrinsic value is. You may recall these three traits are what we refer to as the “trifecta.” By looking at the world through the lens of the trifecta and not limiting ourselves to companies within certain sectors, geographies, or sizes, we are able to deploy shareholder capital among the companies which we believe provide the best opportunity for outsized returns over the long run.

Long ago the philosopher Plato wrote that we should “Never discourage anyone…who continually makes progress, no matter how slow.” The economies of the developing world are growing at various paces, some are growing slowly while others are growing at a faster clip now. As these economies become more energy intensive, daily oil consumption is expected to significantly increase in the coming years. To meet that growth demand, the world will need to increase power production by an amount equal to nearly the entire oil output of the Gulf of Mexico every year. With many of the world’s largest oil fields already producing at maximum capacity, increasing global supplies of oil will not be an easy task. To Wintergreen, this means we should anticipate higher energy prices over time. We believe as one of the largest producers of oil and natural gas in Canada, Canadian Natural Resources Ltd. (“CNQ”) stands to benefit from this scenario.

With extensive reserves and a well-defined plan to grow production, CNQ has both the assets to help meet growing global demand and a history of creating value for shareholders. Importantly, CNQ has employed minimal leverage while creating value with prudent allocation of capital and a focus on the long-term. In the early part of the past decade, with oil selling for $30 per barrel and many oil companies pulling back on investment, CNQ embarked on an ambitious plan to increase production. Today, CNQ shareholders appear to be benefiting from management’s foresight; the company’s production has more than doubled in the past decade while oil prices have more than tripled. Our perspective is that CNQ’s shares trade at a significant discount to their intrinsic value and has a growth plan in place that is predicated on low-cost, long-life projects.

Recently, I went to Alberta and saw the oil sands. One of the unique features of Canadian Natural is the vast size of their un-booked potential oil reserves. Their landholdings in northern Alberta alone hold an estimated 92 billion barrels of oil, of which only 5.7 billion barrels have been accounted for as proven and probable reserves. To put that number in perspective, 92 billion barrels of oil is nearly four times the proven reserves of Exxon Mobil, one of the most valuable energy companies in the world. Although much of this oil will be

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

JUNE 30, 2011

expensive and difficult to extract, we view those barrels in the ground as a free option on higher oil prices and improving extraction techniques, above and beyond the current discount reflected in the stock price. We are confident that management will find a way to extract value from these barrels, and believe the future is bright for CNQ and its shareholders as the company works to meet growing global demand for energy.

It may seem counter intuitive that an industry that consumes large amounts of diesel fuel would do well in an environment of elevated oil prices, but we believe railroads will meet that challenge. Their advantage is relative, not absolute. As goods ranging from cars to coal to televisions to wheat are moved around the United States, there are two primary methods for getting these products from producer to consumer — rail and truck. While trucks will likely always play a large part in the last leg of the trip, the fuel efficiency of trains provides them with a significant competitive advantage on trips of more than a couple hundred miles. Over the past two decades, rail fuel efficiency has increased by about 20% and trains are now between 1.9 times and 5.5 times more efficient than trucks at moving goods, depending on the distance traveled. This translates into significant savings for shippers of goods and end consumers. We believe Norfolk Southern Corp. (“NSC”) is well positioned to capitalize on this relative advantage.

The prominence of railroads ran headlong into the Federal Aid Highway Act of 1956 and the concurrent rise of trucks and cars as America’s primary means of transportation for people and goods. In the decades that followed, as several railroads fell into bankruptcy and government hands, NSC continued to piece together one of the most extensive rail and port networks in the eastern half of the United States. Today, NSC operates approximately 20,000 miles of track and reaches every significant container port on the Eastern seaboard. Through its Pocahontas Land Corporation subsidiary, NSC also controls over a million acres of coal properties containing 1.7 billion tons of high quality coal.

In the 1950s a well-regarded photographer of trains, O. Winston Link, took many photos of the Norfolk and Western Railroad, one of the predecessor companies to NSC. Link said “I was one man and I tackled a big railroad. I did the best I could.” His black and white photographs capture the astounding determination of each train as it made its way along the track. Looking at his many photographs of trains in the 1950s and comparing them with the trains of the early 1900s and those of today, while the steel rail and wheels are little changed over this 100 year period, the locomotives, the signaling and the length of trains have changed more dramatically over time. We believe NSC has consistently had first rate management. Management’s foresight to make investments in both its employees and capital assets as technology has changed over the years has proven extremely beneficial to shareholders. As energy becomes more precious and technology ever more advanced, the rails will continue to be an important part of developed societies.

Deregulation and competition have encouraged NSC to create additional efficiencies in their operations and to win business from truckers. Because of these efforts, in 2010 NSC had the second most profitable year in its history and its operating margins reached an impressive 28%. The resurgence of the rail industry has allowed NSC to repurchase 15% of its shares and pay over $2 billion in dividends over the past five years. We believe this demonstrates the underlying strength of the business and a clear commitment to shareholder returns by the NSC board of directors. With a strong balance sheet and a cash generating business, we believe NSC’s future is as promising as its history. Although we live in uncertain times, there appear to be some certainties in our immediate future: the world will continue to need oil and railroads have a relative cost advantage.

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

JUNE 30, 2011

We believe the future is generally bright. In our opinion, there are tremendous opportunities around the world for investment in companies with good management, good businesses, and are available at attractive prices. We thank you for your continued investment in the Fund.

Sincerely,

David J. Winters, CFA

Portfolio Manager

IMPORTANT INFORMATION

The Fund is subject to several risks, any of which could cause an investor to lose money. Please review the prospectus for a complete discussion of the Fund’s risks which include, but are not limited to, the following: possible loss of principal amount invested, stock market risk, interest rate risk, income risk, credit risk, currency risk, and foreign/emerging market risk. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in emerging markets. Short sale risk is the risk that the Fund will incur an unlimited loss if the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. In light of these risks, the Fund may not be suitable for all investors.

The S&P 500 Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index.

The views contained in this report are those of the Fund’s portfolio manager as of June 30, 2011, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process and strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

WINTERGREEN FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period:

	For the Six Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007		Year Ended December 31, 2006
NET ASSET VALUE, Beginning of Period	$14.01	$11.57	$8.73		$14.59	$12.21		$10.23

INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.06	(0.03)	(0.00	)(b)	(0.03)	0.15		0.11
Net realized and unrealized gain (loss) on investments, securities sold short, and foreign currency transactions	0.76	2.47	2.86		(5.68)	2.43		1.94

Total from Investment Operations	0.82	2.44	2.86		(5.71)	2.58		2.05

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	(0.02)		(0.14)	(0.16)		(0.07)
Net realized gain	—	—	—		(0.02)	(0.04)		—

Total Distributions to Shareholders	—	—	(0.02)		(0.16)	(0.20)		(0.07)

Redemption fees(a)	0.00 (b)	0.00 (b)	0.00	(b)	0.01	0.00	(b)	0.00	(b)

NET ASSET VALUE, End of Period	$14.83	$14.01	$11.57		$8.73	$14.59		$12.21

TOTAL RETURN(f)	5.85%	21.09%	32.78%		(39.05)%	21.13%		20.10%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$1,564,032	$1,435,107	$1,031,437		$941,658	$1,579,653		$596,153
Ratios to Average Net Assets:(e)
Net investment income (loss)	0.78%	(0.22)%	(0.03)%		(0.26)%	1.08%		0.97%

Net expense, excluding dividend expense	1.85%	1.89%	1.94%		1.86%	1.85%		1.91%
Dividend expense	—%	—%	—%		0.29%	0.00	%(d)	0.03%

Total Net Expense	1.85%	1.89%	1.94%		2.15%	1.85%		1.94%

Gross expense, excluding dividend expense	1.85%	1.89%	1.94%		1.86%	1.85%		1.97	%(c)
Dividend expense	—%	—%	—%		0.29%	0.00	%(d)	0.03%

Total Gross Expense	1.85%	1.89%	1.94%		2.15%	1.85%		2.00	%(c)

PORTFOLIO TURNOVER RATE(f)	9%	12%	11%		57%	17%		13%

(a)	Calculated based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(d)	Less than 0.005%.
(e)	Annualized for periods less than one year.
(f)	Not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

PORTFOLIO PROFILE (Unaudited)

JUNE 30, 2011

% of Net Assets by Country

Sector	% of Net Assets
Consumer Discretionary	18.8%
Consumer Staples	20.2%
Energy	8.0%
Financials	14.0%
Industrials	15.7%
Information Technology	4.4%
Materials	4.5%
Short-Term Investments & Other Assets in Excess of Liabilities	14.4%

Top Ten Holdings
Issuer	% of Net Assets
Jardine Matheson Holdings Ltd.	9.4%
Swatch Group AG, Br	5.9%
British American Tobacco plc	5.1%
Canadian Natural Resources Ltd.	4.5%
Anglo American plc	4.2%
Schindler Holding AG-PC	4.2%
Imperial Tobacco Group plc	3.8%
Genting Malaysia Bhd	3.7%
Birchcliff Energy Ltd.	3.5%
Nestle SA	3.4%

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS

JUNE 30, 2011 (Unaudited)

Industry

Security Description	Country	Shares	Cost	Fair Value

Common Stocks — 85.6%

Aerospace & Defense — 1.6%
General Dynamics Corp.	United States	332,412	$29,720,712	$24,771,342

Beverages — 3.5%
Coca-Cola FEMSA, S.A.B. de C.V. ADR	Mexico	158,941	5,355,051	14,783,102
Heineken Holding NV	Netherlands	468,748	19,515,648	23,981,887
The Coca-Cola Company	United States	239,038	10,667,013	16,084,867

			35,537,712	54,849,856

Capital Markets — 4.5%
ABG Sundal Collier Holding ASA	Norway	6,252,050	12,437,588	6,813,908
Franklin Resources Inc.	United States	376,547	32,126,524	49,436,855
The Goldman Sachs Group Inc.	United States	107,231	12,076,480	14,271,374

			56,640,592	70,522,137

Diversified Financial Services — 0.5%
BM&F Bovespa SA	Brazil	1,099,061	7,614,525	7,267,683

Food Products — 3.4%
Nestle SA	Switzerland	857,976	34,589,299	53,320,542

Hotels, Restaurants & Leisure — 8.6%
Genting Bhd	Malaysia	13,154,416	28,166,145	48,879,797
Genting Malaysia Bhd	Malaysia	48,500,879	57,883,618	57,825,191
McDonald’s Corp.	United States	103,980	5,820,715	8,767,594
SJM Holdings Ltd.	Hong Kong	4,566,572	11,053,786	10,809,496
Wynn Resorts Ltd.	United States	60,062	2,101,078	8,621,299

			105,025,342	134,903,377

Industrial Conglomerates — 9.4%
Jardine Matheson Holdings Ltd.	Hong Kong	2,560,019	58,326,481	146,791,489

Insurance — 5.8%
Berkshire Hathaway Inc., Class B(a)(b)	United States	610,914	45,917,378	47,278,635
Fairfax Financial Holdings Ltd.	Canada	108,041	38,834,067	43,241,045

			84,751,445	90,519,680

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

JUNE 30, 2011 (Unaudited)

Industry

Security Description	Country	Shares	Cost	Fair Value

Internet Software & Services — 1.0%
Google Inc., Class A(a)	United States	30,094	$16,460,522	$15,239,000

IT Services — 2.5%
Mastercard Inc., Class A	United States	129,740	34,717,724	39,095,852

Machinery — 4.2%
Schindler Holding AG-PC	Switzerland	541,067	33,180,500	65,771,094

Metals & Mining — 4.5%
Anglo American plc	United Kingdom	1,329,000	61,219,279	65,855,963
Witwatersrand Consolidated Gold Resources Ltd.(a)	South Africa	872,691	15,233,089	4,839,823

			76,452,368	70,695,786

Oil, Gas & Consumable Fuels — 8.0%
Birchcliff Energy Ltd.(a)	Canada	4,104,748	28,336,036	55,413,779
Canadian Natural Resources Ltd.	Canada	1,668,941	55,776,330	69,962,450

			84,112,366	125,376,229

Real Estate Management & Development — 3.2%
Consolidated-Tomoka Land Co.(c)	United States	777,024	41,483,413	22,222,886
Swire Pacific Ltd., Class A	Hong Kong	285,343	3,100,503	4,191,206
Swire Pacific Ltd., Class B	Hong Kong	8,318,623	17,652,053	23,731,759

			62,235,969	50,145,851

Road & Rail — 0.5%
Norfolk Southern Corp.	United States	109,865	7,052,399	8,232,184

Software — 0.9%
Activision Blizzard Inc.	United States	1,242,144	14,770,561	14,508,242

Textiles, Apparel & Luxury Goods — 10.2%
Compagnie Financiere Richemont SA	Switzerland	695,741	20,625,245	45,555,209
Swatch Group AG, Br	Switzerland	184,025	49,220,292	92,762,171
Swatch Group AG, Reg	Switzerland	236,058	20,270,591	21,198,191

			90,116,128	159,515,571

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

JUNE 30, 2011 (Unaudited)

Industry

Security Description	Country	Shares	Cost	Fair Value

Tobacco — 13.3%
British American Tobacco plc	United Kingdom	1,834,526	$56,445,118	$80,409,754
Imperial Tobacco Group plc	United Kingdom	1,807,671	61,543,411	60,084,527
Philip Morris International Inc.	United States	492,460	24,092,418	32,881,554
Reynolds American Inc.	United States	907,414	29,017,236	33,619,689

			171,098,183	206,995,524

Total Common Stocks			1,002,402,828	1,338,521,439

Short-Term Investments — 14.3%

Money Market Deposit Account — NM		Principal
Citibank Money Market Deposit Account, Yield 0.02%(d)	United States	$3,095	3,095	3,095

U.S. Treasury Obligations — 14.3%
United States Treasury Bills	United States
Maturity Date: 11/17/2011, Yield to Maturity 0.26%		1,090,000	1,088,893	1,089,810
Maturity Date: 12/15/2011, Yield to Maturity 0.28%		34,200,000	34,155,369	34,188,885
Maturity Date: 01/12/2012, Yield to Maturity 0.25%		23,620,000	23,587,590	23,609,773
Maturity Date: 02/09/2012, Yield to Maturity 0.27%		27,530,000	27,484,636	27,516,868
Maturity Date: 03/08/2012, Yield to Maturity 0.22%		38,965,000	38,904,181	38,941,933
Maturity Date: 04/05/2012, Yield to Maturity 0.22%		35,030,000	34,969,237	34,999,629
Maturity Date: 05/03/2012, Yield to Maturity 0.16%		55,300,000	55,224,327	55,231,704
Maturity Date: 05/31/2012, Yield to Maturity 0.16%		7,950,000	7,937,961	7,938,178

Total U.S. Treasury Obligations			223,352,194	223,516,780

Total Short-Term Investments			223,355,289	223,519,875

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (concluded)

JUNE 30, 2011 (Unaudited)

Industry

Security Description	Country	Principal	Cost		Fair Value

Total Investments — 99.9%			$1,225,758,117	*	$1,562,041,314

Other Assets in Excess of Liabilities(e) — 0.1%					1,990,329

Net Assets — 100.0%					$1,564,031,643

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security was segregated for forward currency contracts.
(c)	Affiliated Issuer. See Note 5.
(d)	Interest rate as of June 30, 2011.
(e)	Includes foreign currency balance of $7,697,618, consisting of Chinese Yuan balance of 49,757,400.

*	Cost for Federal income tax purposes as of June 30, 2011 is shown below. Because tax adjustments are calculated annually, the table does not reflect tax adjustments.

For the previous fiscal year’s Federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Gross Unrealized Appreciation	$390,722,029
Gross Unrealized Depreciation	(54,438,832)

Net Unrealized Appreciation	$336,283,197

Selected Abbreviations

ADR	American Depositary Receipt
Br	Bearer
NM	Less than 0.05%
PC	Participation Certificate
Reg	Registered

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2011 (Unaudited)

ASSETS
Investments in securities, at fair value:
Unaffiliated issuers (Cost $1,184,274,704)	$1,539,818,428
Affiliated issuers (Cost $41,483,413)	22,222,886

Investments in securities, at fair value (Cost $1,225,758,117)		1,562,041,314
Foreign Currency (Cost $7,698,213)		7,697,618
Unrealized gain on forward currency contracts		533,524
Receivables:
Fund shares sold		2,392,439
Interest and dividends		4,193,304
Investment securities sold		2,342,250
Prepaid expenses		59,844

TOTAL ASSETS		1,579,260,293

LIABILITIES
Unrealized loss on forward currency contracts		10,897,944
Payables:
Fund shares redeemed		467,006
Dividend withholding tax		254,291
Accrued Liabilities:
Investment advisory fees		1,880,691
Distribution fees		1,256,985
Directors’ fees and expenses		26,268
Compliance services fees		14,756
Other expenses		430,709

TOTAL LIABILITIES		15,228,650

NET ASSETS		$1,564,031,643

COMPONENTS OF NET ASSETS
Paid-in capital		1,530,691,536
Accumulated undistributed net investment income		8,366,198
Net realized loss on investments, foreign currency transactions and forward currency contracts		(301,190,070)
Unrealized appreciation of investments, foreign currency translations and forward currency contracts		326,163,979

NET ASSETS		$1,564,031,643

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $1,564,031,643 and 105,497,381 shares outstanding (1,000,000,000 shares authorized)		$14.83

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2011 (Unaudited)

INVESTMENT INCOME
Dividend income (Net of foreign withholding tax of $1,945,809)	$18,591,804
Interest income	244,899
Dividend income from affiliated issuer	15,540

Total Investment Income	18,852,243

EXPENSES
Investment advisory fees	10,749,364
Distribution fees	1,442,670
Transfer agency fees	200,932
Administrator fees	185,137
Professional fees	177,373
Compliance services fees	92,598
Custodian fees	86,267
Directors’ fees and expenses	85,888
Accounting fees	72,939
Miscellaneous expenses	138,350

Total Expenses	13,231,518

NET INVESTMENT INCOME	5,620,725

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Realized Loss on:
Foreign currency transactions and forward currency contracts	(17,219,723)
Unaffiliated investments	(27,475,490)

Net Realized Loss	(44,695,213)

Change in Unrealized Appreciation (Depreciation) on:
Unaffiliated investments	112,342,578
Affiliated investments	(233,108)
Foreign currency translations and forward currency contracts	9,217,713

Net Change in Unrealized Appreciation	121,327,183

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	76,631,970

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,252,695

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Month Period Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010
OPERATIONS
Net investment income (loss)	$5,620,725	$(2,493,432)
Net realized loss	(44,695,213)	(46,339,448)
Net change in unrealized appreciation	121,327,183	273,238,694

Increase in Net Assets Resulting from Operations	82,252,695	224,405,814

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	258,236,590	431,251,124
Cost of redemption of shares	(211,620,352)	(252,058,689)
Redemption fees	55,946	71,204

Increase from Capital Share Transactions	46,672,184	179,263,639

Increase in Net Assets	128,924,879	403,669,453
NET ASSETS
Beginning of Period	1,435,106,764	1,031,437,311

End of Period (includes undistributed (distributions in excess of) net investment income of $8,366,198 and $2,745,473, respectively)	$1,564,031,643	$1,435,106,764

SHARE TRANSACTIONS
Sale of shares	18,027,643	33,973,336
Redemption of shares	(14,966,526)	(20,680,397)

Increase in Shares	3,061,117	13,292,939

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 (Unaudited)

Note 1. Organization

Wintergreen Fund, Inc. (the “Fund”) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Fund was organized as a Maryland corporation on May 5, 2005 and commenced operations on October 17, 2005. The Fund is authorized to issue one billion shares of beneficial interest with $0.001 per share par value. The Fund seeks capital appreciation and may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of the United States.

Note 2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund:

Security Valuation — The Fund calculates its net asset value per share on each business day the New York Stock Exchange (“NYSE”) is open, as of the close of the NYSE; normally 4:00 pm Eastern Time. Portfolio securities traded or dealt on one or more securities exchanges (whether domestic or foreign) and not subject to restrictions against resale shall be valued (i) at the last quoted sale price, in the absence of a sale, (ii) at the mean of the last bid and ask prices, except for open short positions, which are valued at the last ask price. For securities traded or dealt on more than one exchange, or on one or more exchanges and on the over-the-counter market, quotations from the market in which the security is primarily traded are used. For an option, the last quoted sale on an exchange or board of trade on which the option is traded shall be used. In the absence of a sale, the mean between the highest bid and lowest asked prices at the close of the exchanges and/or board of trade on which the option trades shall be used. Securities not traded or dealt on any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the mean of the current bid and ask prices. Money market instrument investments with less than 60 days to maturity are valued at amortized cost, which approximates fair value.

U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Securities are valued at fair value, in accordance with procedures adopted by the Fund’s Board of Directors (the “Board”), when 1) market quotations are insufficient or not readily available; 2) prices or values available do not represent fair value in the judgment of the Fund’s Investment Manager (as defined in Note 3); or 3) securities are determined to be illiquid. As of June 30, 2011, the Fund did not hold any illiquid securities or securities valued at fair value.

Pursuant to the Fund’s security valuation procedures noted previously, equity securities (foreign or domestic) that are actively traded on a securities exchange are valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 (Unaudited)

makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Foreign currencies that are actively traded are fair valued based on the unadjusted quoted price from the applicable market, and to the extent valuation adjustments are not applied to these balances, they are categorized as Level 1. Forward currency contracts are fair valued using various inputs and techniques, which include actual trading information, and foreign currency exchange rates. To the extent that these inputs are observable and timely, the fair values of forward currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Investments for which there are no such quotations, or for which quotations do not appear to represent fair value, are valued at fair value using methods determined in good faith by the Fund’s Valuation Committee. These fair valuations may be categorized as Level 2 or Level 3, depending on the valuation inputs.

Various inputs are used in determining the value of the Fund’s investments. The three levels defined by the hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets for identical assets

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities.

The following table summarizes the valuation of the Fund’s assets and liabilities under the fair value hierarchy levels as of June 30, 2011.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,338,521,439	$—	$—	$1,338,521,439
Short-Term Investments*	—	223,519,875	—	223,519,875

Total Investments in Securities	1,338,521,439	223,519,875	—	1,562,041,314

Foreign Currency	7,697,618	—	—	7,697,618

Total Investments in Securities and Foreign Currency	$1,346,219,057	$223,519,875	$—	$1,569,738,932

Liabilities
Other Financial Instruments^	$—	$(10,364,420)	$—	$(10,364,420)

*	Please refer to the Statement of Investments for further breakout of each security by country and industry type.

^	Other financial instruments are the net derivative instruments (forward currency contracts), which are valued at the unrealized appreciation (depreciation) on the instruments.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 (Unaudited)

The Fund’s policy is to disclose significant transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 as of June 30, 2011, based on levels assigned to securities on December 31, 2010.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2)	for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

Security Transactions, Investment Income, and Realized Gain/Loss — Security transactions are accounted for on trade date plus one (trade date on calendar quarter end dates). Dividend income is recorded on the ex-dividend date and is recorded net of unrecoverable withholding tax. Interest income and expenses are recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Foreign Currencies — Foreign currency amounts are translated into U.S. dollars based on the foreign exchange rate in effect generally at the close of the NYSE (normally 4:00 pm Eastern Time) on the date of valuation. If the foreign exchange rate in effect at the close of the NYSE is not available, the currency may be valued using the foreign exchange rate standard provided by the Fund’s pricing agent. The portion of the results of operations arising from changes in the foreign exchange rates on investments and the portion due to fluctuations arising from changes in the market prices of securities held are not isolated. Such fluctuations are reflected in net realized and unrealized gain or loss on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Restricted Securities — The Fund may invest in restricted debt and equity securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. To the extent the Fund purchases securities which are restricted as to resale, the Fund may incur additional risks and costs. Restricted securities may be particularly difficult to value, their disposition may require greater effort and expense than that of more liquid securities, and the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities to the public. These securities are typically

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 (Unaudited)

purchased under Rule 144A of the Securities Act of 1933. As of June 30, 2011, the Fund did not hold any restricted securities.

Forward Currency Contracts — During the period ended June 30, 2011, the Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts as measured by the difference between the forward rates at the dates of entry into the contracts and the forward rates at the reporting date is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

Securities Sold Short — The Fund may sell a security short to, among other things, increase investment returns based on the anticipation of a decline in the fair value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price in the future at the time of replacement. The price may be higher or lower than the price at which the Fund sold the security.

The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. A gain, limited to the difference between the replacement price and the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with the custodian, holding cash and/or long securities to sufficiently cover its short position on a daily basis. Dividends paid on securities sold short are recorded as an expense on the Fund’s books. As of June 30, 2011, the Fund did not have any short positions and did not have any short sales during the period.

Repurchase Agreements — The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying collateral, whose fair value exceeds or equals the repurchase price plus expected transaction costs. In the case of a tri-party agreement, the collateral is held by an agent bank. The Fund’s Investment Manager (as defined in Note 3) is responsible for determining the value of the underlying collateral. In the event of default, the Fund may have difficulties with the disposition of any such securities held as collateral. As of June 30, 2011, there were no repurchase agreements held by the Fund.

Distributions to Shareholders — Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distribution will vary, and there is no guarantee the Fund will pay either income or capital gain distributions. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. The Fund records distributions on its books on the ex-dividend date. For the semi-annual period ended June 30, 2011, the Fund did not have any distributions.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 (Unaudited)

Federal Taxes — The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its net taxable income. Therefore, no Federal income or excise tax provision is required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund files U.S. Federal, Maryland State, and New Jersey State tax returns. Tax years 2007-2010 generally remain subject to examination by the Fund’s major tax jurisdictions.

Contractual Obligations — The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts. Fund management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Redemption Fee — The Fund will generally charge a redemption fee of 2.00% of the net asset value of shares redeemed if the shares are sold within 60 calendar days of purchase. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is reflected as paid-in capital.

Use of Estimates — These financial statements are prepared in accordance with GAAP, which requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual amounts could differ from those estimates.

Note 3. Investment Advisory Fees, Servicing Fees, and Other Fees and Expenses

Investment Manager — Wintergreen Advisers, LLC (the “Investment Manager”) is the investment manager to the Fund. Pursuant to an Investment Advisory Agreement, the Investment Manager receives an investment advisory fee from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

Administration and Other Services — US Bancorp Fund Services, LLC (“USBFS”) provides administration, portfolio accounting, and transfer agency services to the Fund. USBFS is paid customary fees for its services.

Distribution — Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Investment Manager, USBFS, or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund reimburses the Distributor for fees paid to various financial institutions, including the Investment Manager, for distribution and shareholder services rendered to the Fund in an amount up to 0.25% of the average daily net assets.

Other Service Providers — Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides the Fund with a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer, as well as additional compliance support functions. The Principal Executive Officer is a control affiliate and officer of the Distributor. Neither the Distributor, FCS, nor any of their officers or employees who serves as an officer of the Fund, has a role in determining the Fund’s investment policies or which securities are to be purchased or sold by the Fund. FCS is paid customary fees for its services.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 (Unaudited)

Citibank, N.A. is the custodian of the Fund and is paid customary fees for its services.

Fund Officers and Directors — Certain officers of the Fund may also be directors, officers, or employees of the Investment Manager, USBFS, the Distributor, or FCS, and during their terms of office, receive no compensation from the Fund other than the aforementioned customary fees paid to FCS.

The Fund pays each Board member $30,000 per year, which represents the total fees paid to the Board members by the Fund for the period ended June 30, 2011. In addition, Board members are reimbursed by the Fund for expenses incurred in connection with attending board meetings and educational seminars.

Note 4. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments and U.S. government obligations were $124,438,422 and $116,656,001, respectively, for the period ended June 30, 2011.

Note 5. Affiliated Issuers

Under section 2(a)(3) of the Act, an investment company is defined as being affiliated if it owns five percent or more of a company’s outstanding voting stock.

Investments in affiliated companies for the Fund as of June 30, 2011, are shown below:

Name of issuer	Number of shares held at December 31, 2010	Gross additions	Gross reductions	Number of shares held at June 30, 2011	Fair value at June 30, 2011	Investment income	Realized capital gain/ loss
Consolidated — Tomoka Land Co.	777,024	—	—	777,024	$22,222,886	$15,540	$0

Note 6. Disclosures about Derivative Instruments and Hedging Activities

The Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks the Fund may attempt to manage through investing in derivative instruments include, but are not limited to, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Market and Credit Risks — Market risk of derivative financial instruments is the potential for changes in the fair value due to market changes, including interest and foreign exchange rate movements, and fluctuations in security prices. Credit risk is the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. Credit risk is limited to amounts recorded by the Fund as assets. Realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments with the same counterparty. The Fund’s Investment Manager is responsible for determining the value of the underlying collateral. As of June 30, 2011, there was no

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 (Unaudited)

underlying collateral held by the Fund. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic stability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and forward currency contracts and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities.

Forward Currency Contracts — A forward currency contract is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward currency contracts can help manage the risk of changes in currency exchange rates. These contracts are marked-to-market at the applicable translation rates. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward currency contracts involve a risk of loss if the Investment Manager is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward currency contract amounts and the value of the securities involved are generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the fair value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward currency contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward currency contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward currency contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities.

The following is a summary of the location of fair value amounts of derivative investments on the Fund’s Statement of Assets and Liabilities as of June 30, 2011:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Statement of Assets and Liabilities Location	Unrealized Appreciation	Statement of Assets and Liabilities Location	Unrealized Depreciation
Forward Currency Contracts	Unrealized gain on forward currency contracts	$533,524	Unrealized loss on forward currency contracts	($10,897,944)

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 (Unaudited)

The following is a summary of the location of realized gains and losses and change in unrealized appreciation and depreciation of derivative instruments on the Fund’s Statement of Operations for the period ended June 30, 2011:

Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Location Of Gain (loss) On Derivatives Recognized In Income	Realized Gain (Loss) On Foreign Currency Transactions and Forward Currency Contracts	Change In Unrealized Appreciation/ Depreciation On Foreign Currency Translations and Forward Currency Contracts
Forward Currency Contracts	Realized and unrealized gain (loss) on foreign currency transactions and forward currency contracts	$(16,714,923)	$3,392,347

As of June 30, 2011, the Fund had the following forward currency contracts outstanding, which are indicative of the activity during the period:

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)
To sell:
43,000,000 CAD	9/12/2011	CITI	$42,185,814	$44,499,929	$(2,314,115)
7,900,000 CAD	9/12/2011	CITI	7,840,412	8,175,568	(335,156)
42,600,000 CAD	10/20/2011	SVEN	42,517,516	44,043,026	(1,525,510)
9,700,000 CAD	1/30/2012	SVEN	10,068,507	10,000,843	67,664
To buy:
23,300,000 CAD	9/12/2011	CITI	(23,651,220)	(24,112,752)	461,532

Net Value of CAD Contracts			78,961,029	82,606,614	(3,645,585)

To sell:
56,100,000 CHF	1/30/2012	CITI	63,519,022	66,856,736	(3,337,714)

Net Value of CHF Contracts			63,519,022	66,856,736	(3,337,714)

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 (Unaudited)

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)
To sell:
7,500,000 EUR	9/12/2011	CITI	$9,902,250	$10,852,725	$(950,475)
65,000 EUR	12/19/2011	SVEN	89,975	93,768	(3,793)

Net Value of EUR Contracts			9,992,225	10,946,493	(954,268)

To sell:
9,100,000 GBP	9/12/2011	CITI	14,320,670	14,591,393	(270,723)
25,400,000 GBP	9/12/2011	CITI	38,925,500	40,727,624	(1,802,124)
24,000,000 GBP	12/19/2011	CITI	38,306,400	38,435,860	(129,460)

Net Value of GBP Contracts			91,552,570	93,754,877	(2,202,307)

To sell:
23,600,000 NOK	12/19/2011	SVEN	4,093,881	4,322,755	(228,874)
To buy:
5,200,000 NOK	12/19/2011	SVEN	(948,144)	(952,472)	4,328

Net Value of NOK Contracts			3,145,737	3,370,283	(224,546)

Net Value of Outstanding Forward Currency Contracts			$247,170,583	$257,535,003	$(10,364,420)

Currencies:

CAD	= Canadian Dollar
CHF	= Swiss Franc
EUR	= Euro
GBP	= British Pound
NOK	= Norwegian Krone
USD	= U.S. Dollars

Counterparties:
CITI	= Citibank NA
SVEN	= Svenska Handelsbanken

Note 7. Federal Tax Information

For the semi-annual period ended June 30, 2011, the Fund did not have any distributions.

At December 31, 2010, the components of accumulated gains and losses for income tax purposes were as follows:

Unrealized Appreciation	Capital and Other Losses	Total
$209,615,558	$(258,528,146)	$(48,912,588)

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 (Unaudited)

The Fund had accumulated net realized capital loss carryovers of $(23,601,951), $(185,162,916), and $(28,701,683) expiring December 31, 2016, December 31, 2017, and December 31, 2018, respectively.

At December 31, 2010, the Fund deferred, on a tax basis, post October losses of $2,126,067 of currency and $19,028,307 of capital.

For the year ended December 31, 2010, the Fund did not have any distributions. The tax components of dividends paid during the year ended December 31, 2009, was as follows:

2009
Ordinary Income	$1,885,236

Note 8. Other Information

On June 30, 2011, one shareholder account held approximately 38% of the outstanding shares of the Fund. This is an omnibus account held on behalf of several thousand underlying shareholders.

Note 9. Regulated Investment Company Modernization Act of 2010

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 (Unaudited)

Note 10. Subsequent Events

Subsequent Events — In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Fund management has determined that there are no material events that would require disclosure in the Fund’s financial statement through this date.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

JUNE 30, 2011 (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio and the Fund’s proxy voting record for the most recent twelve-month period ended June 30, 2011 are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473), visiting the Fund’s website at www.wintergreenfund.com, or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (“N-Q”). The Fund’s N-Q’s are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473) and/or on the SEC’s website at www.sec.gov. Copies of the Fund’s N-Q’s may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses — The first line in the following table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — The second line in the following table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

JUNE 30, 2011 (Unaudited)

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*
Actual Return	$1,000.00	$1,058.50	$9.42
Hypothetical Return (5% return before expenses)	$1,000.00	$1,015.64	$9.23

*	As expressed below, expenses are equal to the Fund’s annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period

Expenses	=	Fund’s Annualized Expense Ratio	X	Average Account Value Over the Period	X	Number of Days in Most Recent Fiscal Half Year
365

Householding — In an effort to decrease costs, the Fund will reduce the number of duplicate summary prospectuses, annual, and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free (888) GOTOGREEN (888-468-6473) to request individual copies of these documents or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Privacy Policy

This is our policy as of October 2005. This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information.

By adhering to the practices described below, we affirm our continuing commitment to protecting your privacy.

Collection and Use of Shareholder Information

Wintergreen Fund, Inc. and the IRA custodian (“We” or the “Fund”) collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and other personal information about you from the following sources: information you provide on applications or other forms (for example, your name, address, social security number and birthdate); information derived from your transactions with us (for example, transaction amount, account balance and account number); information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number).

Keeping Information Secure

We maintain physical, electronic, and procedural safeguards to protect your financial and other personal information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.

Limiting Access to Information

We limit access to personally identifiable information to only those with a business reason to know such information.

Use of Personal and Financial Information by Us and Third Parties

We do not sell non-public personal information about current or former customers or their accounts to any third parties, and do not disclose such information to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

Those who may receive this information include the companies that provide transfer agent, technology, and administrative services, as well as the investment adviser who is an affiliate of the Fund.

Accuracy of Information

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

(Not Part of Semi-Annual Report)

Wintergreen Fund, Inc.

FOR MORE INFORMATION

Investment Manager

Wintergreen Advisers, LLC

333 Route 46 West, Suite 204

Mountain Lakes, New Jersey 07046

Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Wintergreen Fund, Inc.

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(888) GOTOGREEN

(888-468-6473)

www.wintergreenfund.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable.

(a)	(2) Certifications pursuant to Rule 30a-2(a) of the Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)	(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Rule 30a-2(b) of the Act, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Wintergreen Fund, Inc.

By	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date	August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date	August 25, 2011

By	/s/ Trudance L.C. Bakke
Trudance L.C. Bakke, Principal Financial Officer

Date	August 25, 2011